UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2014

First Internet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

8888 Keystone Crossing, Suite 1700
Indianapolis, Indiana	46240
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2014, Kay Whitaker, Senior Vice President and Chief Financial Officer and Secretary of First Internet Bancorp, informed the company of her intention to resign from all positions with the company, effective August 18, 2014. Ms. Whitaker will remain as an employee of the company through September 30, 2014, primarily for transition purposes.

On August 1, 2014, the company appointed Kenneth J. Lovik to the offices of Senior Vice President and Chief Financial Officer, effective

August 18, 2014.

A copy of the press release dated August 5, 2014, announcing these events is attached as Exhibit 99.1 to this current report on Form 8-K.

Mr. Lovik, age 44, most recently served as Senior Vice President, Investor Relations and Corporate Development, at First Financial Bancorp, a publicly traded bank holding company headquartered in Cincinnati, Ohio, from April 2013 to May 2014. Prior to that, he served as its Vice President, Investor Relations, from March 2010 to April 2013. Before First Financial Bancorp, he served as Vice President – Investment Banking at Milestone Advisors, LLC from October 2008 to September 2009 and in the same position at Howe Barnes Hoefer & Arnett, Inc. from 2004 to July 2008. None of the company’s current directors or executive officers has a family relationship with Mr. Lovik.

In connection with Ms. Whitaker’s departure, the Compensation Committee of the Company’s Board of Directors approved the vesting of 10,044 shares of restricted common stock to be effective on January 1, 2015, which was issued pursuant to a restricted stock award originally granted on July 22, 2013 under the Company’s 2013 Equity Incentive Plan.

In connection with Mr. Lovik’s appointment, the Compensation Committee set his initial annual base salary at $250,000. He will participate in the company’s Senior Management Bonus Plan on a pro rata basis for the portion of the fiscal year and is expected to participate in the Company’s other benefits and incentive programs on a basis corresponding to that of the company’s other senior executives.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated August 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2014

FIRST INTERNET BANCORP

By:	/s/ David B. Becker
David B. Becker,
Chairman, President and Chief
Executive Officer

EXHIBIT INDEX

Number	Description	Method of filing
99.1	Press release dated August 5, 2014.	Filed Electronically